                                                                    EXHIBIT 99.1


                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

------------------------------------------   ---------------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:      8/1/2003                                                  CUT-OFF     CLOSING         ORIGINAL
Collection Period Ending:        8/31/2003   PURCHASES                            UNITS       DATE        DATE        POOL BALANCE
                                             ------------------                  ---------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:   8/12/2003   INITIAL PURCHASE                    65,308     2/28/2003   3/26/2003   1,001,149,138.34
DISTRIBUTION DATE:               9/12/2003   SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:            31   SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD               31
                                                                                 ---------------------------------------------------
MONTHS SEASONED:                         6   TOTAL                               65,308                             1,001,149,138.34
------------------------------------------   ---------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.          ORIGINAL DEAL PARAMETERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     # OF
                                               DOLLAR AMOUNT      CONTRACTS

            Original Portfolio:              $ 1,001,149,138.34     65,308

                                                                                LEGAL FINAL
            Original Securities:                DOLLAR AMOUNT        COUPON      MATURITY
                Class A-1 Notes                $ 200,000,000.00    1.25000%      4/12/2004
                Class A-2-A Notes                177,000,000.00    1.59000%      5/12/2006
                Class A-2-B Notes                100,000,000.00    Floating      5/12/2006
                Class A-3 Notes                  228,000,000.00    Floating      7/12/2007
                Class A-4 Notes                  206,000,000.00    Floating      9/12/2009
                Class B Notes                     90,149,138.00    8.00000%      9/12/2009
                                             ------------------
                    Total                    $ 1,001,149,138.00


------------------------------------------------------------------------------------------------------------------------------------
II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

    (1) Beginning of period
         Aggregate Principal Balance                                                                             (1) 895,673,411.44
                                                                                                                   ----------------


    (2) Subsequent Receivables Added                                                                             (2)              -
                                                                                                                   ----------------
        Monthly Principal Amounts

          (3)   Principal Portion
                  of Scheduled
                  Payments Received                                              (3)  10,655,438.34
                                                                                     --------------
          (4)   Principal Portion of
                 Prepayments Received                                            (4)   9,244,934.57
                                                                                     --------------
          (5)   Principal Portion of
                 Liquidated Receivables                                          (5)   7,394,068.66
                                                                                     --------------
          (6)   Aggregate Amount of
                 Cram Down Losses                                                (6)              -
                                                                                     --------------
          (7)   Other Receivables
                 adjustments                                                     (7)              -
                                                                                     --------------
          (8)   Total Principal
                 Distributable Amounts                                                                           (8)  27,294,441.57
                                                                                                                    ---------------

    (9) End of Period Aggregate
         Principal Balance                                                                                       (9) 868,378,969.87
                                                                                                                    ===============

   (10) Pool Factor  (Line 9 / Original
         Pool Balance)                                                                                          (10)       86.7382%
                                                                                                                    ===============


------------------------------------------------------------------------------------------------------------------------------------
III     COLLECTION PERIOD NOTE BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------------
                      CLASS A-1       CLASS A-2-A     CLASS A-2-B     CLASS A-3        CLASS A-4      CLASS B          TOTAL
                      ---------       -----------     -----------     ---------        ---------      -------          -----

(11) Original
      Note
      Balance       $200,000,000.00 177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  90,149,138.00  $1,001,149,138.00
                    ----------------------------------------------------------------------------------------------------------------

(12) Beginning
      of
      period Note
      Balance         68,235,867.95 177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  71,483,716.36     850,719,584.31
                    ----------------------------------------------------------------------------------------------------------------

(13) Noteholders'
      Principal
      Distributable
      Amount          23,746,164.16              -               -               -               -   8,161,370.31      31,907,534.47
(14) Class A
      Noteholders'
      Accelerated
      Principal
      Amount                      -              -               -               -               -                                 -
(15) Class A
      Noteholders'
      Principal
      Carryover
      Amount                      -              -               -               -               -                                 -
(16) Policy Claim
      Amount                      -              -               -               -               -                                 -
                    ----------------------------------------------------------------------------------------------------------------
(17) End of period
      Note Balance    44,489,703.79 177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  63,322,346.05     818,812,049.84
                    ================================================================================================================
(18) Note Pool
      Factors
      (Line 17 /
      Line 11)             22.2449%      100.0000%       100.0000%       100.0000%       100.0000%       70.2418%           81.7872%
                    ----------------------------------------------------------------------------------------------------------------

(19) Class A
      Noteholders'
      Ending
      Note Balance   755,489,703.79

(20) Class B
      Noteholders'
      Ending
      Note Balance    63,322,346.05

(21) Class A
      Noteholders'
      Beginning
      Note Balance   779,235,867.95

(22) Class B
      Noteholders'
      Beginning
      Note Balance    71,483,716.36

(23) Total
      Noteholders
      Principal
      Distribution
      for
      Collection
      Period          31,907,534.47

(24) Total
      Noteholders
      Interest
      Distribution
      for
      Collection
       Period          1,403,859.77

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

---------------------------------------------------------------------------------------------------------

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

---------------------------------------------------------------------------------------------------------


 (25) Total Monthly Principal Collection Amounts                                                                  (25) 27,294,441.57
                                                                                                                      --------------
 (26) Required Pro Forma Class A Note Balance (87% x Line 9)                                 (26) 755,489,703.79
                                                                                                 ---------------
 (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                      (27) 751,941,426.38
                                                                                                 ---------------
 (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                     (28)   3,548,277.41        3,548,277.41
                                                                                                 ---------------      --------------
 (29) Principal Distribution Amount (Line 25 - Line 28)                                                           (29) 23,746,164.16
                                                                                                                      ==============


------------------------------------------------------------------------------------------------------------------------------------
V.    RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

      AVAILABLE FUNDS

      (30) Interest Collections                                                              (30) 12,625,932.72
                                                                                                 --------------
      (31) Repurchased Loan Proceeds Related to Interest                                     (31)             -
                                                                                                 --------------
      (32) Principal Collections                                                             (32) 10,655,438.34
                                                                                                 --------------
      (33) Prepayments in Full                                                               (33)  9,244,934.57
                                                                                                 --------------
      (34) Prepayments in Full Due to
               Administrative Repurchases                                                    (34)             -
                                                                                                 --------------
      (35) Repurchased Loan Proceeds Related to Principal                                    (35)             -
                                                                                                 --------------
      (36) Collection of Supplemental Servicing -
               Extension and Late Fees                                                       (36)    272,479.20
                                                                                                 --------------
      (37) Collection of Supplemental Servicing - Repo
               and Recovery Fees Advanced                                                    (37)             -
                                                                                                 --------------
      (38) Liquidation Proceeds                                                              (38)  2,361,184.00
                                                                                                 --------------
      (39) Recoveries from Prior Month Charge-Offs                                           (39)     51,367.10
                                                                                                 --------------
      (40) Investment Earnings - Collection Account                                          (40)     19,294.88
                                                                                                 --------------
      (41) Investment Earnings - Spread Account                                              (41)     21,466.92
                                                                                                 --------------
      (42) Proceeds from Swap Agreement                                                      (42)            -
                                                                                                 --------------
      (43) Total Available Funds                                                                                  (43) 35,252,097.73
                                                                                                                      --------------
      DISTRIBUTIONS:

      (44)   Base Servicing Fee - to Servicer                                                (44)  1,679,387.65
                                                                                                 --------------
      (45)   Payment to Swap Provider                                                        (45)    506,017.50
                                                                                                 --------------
      (46)   Supplemental Servicing Fee - to Servicer                                        (46)    435,375.59
                                                                                                 --------------
      (47)   Indenture Trustee Fees                                                          (47)        250.00
                                                                                                 --------------
      (48)   Owner Trustee Fees                                                              (48)            -
                                                                                                 --------------
      (49)   Backup Servicer Fees                                                            (49)            -
                                                                                                 --------------
      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

           ------------------------------------------------------------------------------
                         BEGINNING    INTEREST  INTEREST                     CALCULATED
              CLASS     NOTE BALANCE  CARRYOVER  RATE     DAYS DAYS BASIS    INTEREST
           ------------------------------------------------------------------------------
      (50)  Class A-1   68,235,867.95     -     1.25000%   31  Act.Days/360     73,448.33    (50)     73,448.33
                                                                                                 --------------
      (51) Class A-2-A 177,000,000.00     -     1.59000%   30     30/360       234,525.00    (51)    234,525.00
                                                                                                 --------------
      (52) Class A-2-B 100,000,000.00     -     1.20000%   31  Act.Days/360    103,333.33    (52)    103,333.33
                                                                                                 --------------
      (53)  Class A-3  228,000,000.00     -     1.30000%   31  Act.Days/360    255,233.33    (53)    255,233.33
                                                                                                 --------------
      (54)  Class A-4  206,000,000.00     -     1.47000%   31  Act.Days/360    260,761.67    (54)    260,761.67
                                                                                                 --------------
      (55)   Class B    71,483,716.36     -     8.00000%   30     30/360       476,558.11    (55)    476,558.11
           ------------------------------------------------------------------------------        --------------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

           ------------------------------------------------------------------------------
                                                 EXCESS   MANDATORY
                         PRINCIPAL    PRINCIPAL   PRIN.      NOTE                TOTAL
              CLASS      DISTRIBUTION CARRYOVER    DUE    PREPAYMENT           PRINCIPAL
           ------------------------------------------------------------------------------
      (56)  Class A-1   23,746,164.16        -      -        -       -      23,746,164.16    (56) 23,746,164.16
                                                                                                 --------------
      (57) Class A-2-A              -        -      -        -       -                  -    (57)             -
                                                                                                 --------------

      (58) Class A-2-B                       -      -        -       -                  -    (58)             -
                                                                                                 --------------

      (59)  Class A-3               -        -      -        -       -                  -    (59)             -
                                                                                                 --------------

      (60)  Class A-4               -        -      -        -       -                  -    (60)             -
                                                                                                 --------------
      (61)   Class B                -        -      -        -       -                  -    (61)             -
           ------------------------------------------------------------------------------        --------------

      (62)   Insurer Premiums - to AMBAC                                                     (62)    138,506.00
                                                                                                 --------------
      (63)   Total Distributions                                                                                  (63) 27,909,560.67
                                                                                                                      --------------
  (64) Excess Available Funds (or Premium Claim Amount)                                                           (64)  7,342,537.06
                                                                                                                      --------------
  (65) Deposit to Spread Account to Increase to Required Level                                                    (65)             -
                                                                                                                      --------------
  (66) Amount available for Noteholders' Accelerated Principle Amount                                             (66)             -
                                                                                                                      --------------
  (67) Amount available for Deposit into the Note Distribution Account                                            (67)  7,342,537.06
                                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
 (68) Excess Available Funds After Amount to Increase Spread
       to Required Level (Line 64 - Line 65)                                                 (68)   7,342,537.06
                                                                                                  -------------
 (69) Spread Account Balance in Excess of Required Spread Balance                            (69)     818,833.24
                                                                                                  -------------
 (70) Total Excess Funds Available                                                           (70)   8,161,370.31
                                                                                                  -------------
 (71) Pro Forma Class A Note Balance (Line 21 - Line 8)                                      (71) 751,941,426.38
                                                                                                  -------------
 (72) Required Pro Forma Class A Note Balance (87% x Line 9)                                 (72) 755,489,703.79
                                                                                                  -------------
 (73) Excess of Pro Forma Balance over Required Balance
       (Line 71 - Line 72)                                                                   (73)             -
                                                                                                  -------------
 (74) Lesser of (Line 72) or (Line 73)                                                       (74)             -
                                                                                                  -------------
 (75) Accelerated Principal Amount (Lesser of Line 70 or 74)                                                      (75)             -
                                                                                                                      --------------


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


------------------------------------------------------------------------------------------------------------------------------------
VII          RECONCILIATION OF SPREAD ACCOUNT:                        INITIAL DEPOSIT                                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------

(76)         INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS            30,034,474.15                                    30,034,474.15
------------------------------------------------------------------------------------------------------------------------------------

(77)         BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                       (77)     26,870,202.34
                                                                                                                   -----------------

             ADDITIONS TO SPREAD ACCOUNT

      (78)   Deposit from Collection Account (Line 65)                                (78)                 -
                                                                                             ---------------
      (79)   Investments Earnings                                                     (79)         21,466.92
                                                                                             ---------------
      (80)   Deposits Related to Subsequent Receivables Purchases                     (80)                 -
                                                                                             ---------------
      (81)   Total Additions                                                                                  (81)         21,466.92
                                                                                                                   -----------------
             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                 (82)     26,891,669.26
                                                                                                                   -----------------
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT

      (83)   3% of the Ending Pool Balance (3% x Line 9)                              (83)     26,051,369.10
                                                                                             ---------------
      (84)   Floor Amount (2.25% of Original Pool Balance)            22,525,855.61   (84)                 -
                                                                      -------------          ---------------
      (85)   If a Spread Cap Event exists then 6% of the Ending
             Pool Balance                                                         -   (85)                 -
                                                                      -------------          ---------------
      (86)   If a Trigger Event exists then an unlimited amount as
             determined by the Controlling Party                                      (86)                 -
                                                                                             ---------------
      (87)   Spread Account Requirement                                                                       (87)     26,051,369.10
                                                                                                                   -----------------

             WITHDRAWALS FROM SPREAD ACCOUNT

      (88)   Withdrawal pursuant to Section 5.1(b) (Transfer
             Investment Earnings to the Collection Account)                           (88)         21,466.92
                                                                                             ---------------
      (89)   Withdrawal pursuant to Section 5.7(Spread Account
              Draw Amount)                                                            (89)                 -
                                                                                             ---------------
      (90)   Withdrawal pursuant to Section 5.7(b)(xiv) (Other
              unpaid amounts owed to the Insurer)                                     (90)                 -
                                                                                             ---------------
      (91)   Withdrawal pursuant to Section 5.7(b)(xv) (Note
              Distribution Account - Class A Noteholders'
              Accelerated Principal Amount)                                           (91)                 -
                                                                                             ---------------
      (92)   Withdrawal pursuant to Section 5.7(b)(xvi) (Swap
             Provider - Amounts Due with Respect to Transaction II)                   (92)                 -
                                                                                             ---------------
      (93)   Withdrawal pursuant to Section 5.7(b)(xvii) (Note
             Distribution Account - Class B Noteholders' Principal)                   (93)        818,833.24
                                                                                             ---------------
      (94)   Total Withdrawals                                                        (94)        840,300.16
                                                                                             ---------------

                                                                                                              (95)        840,300.16
                                                                                                                   -----------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                             (96)     26,051,369.10
                                                                                                                   -----------------


------------------------------------------------------------------------------------------------------------------------------------
VII          CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
      (97)   Aggregate Principal Balance                                              (97)    868,378,969.87
                                                                                             ---------------
      (98)   End of Period Class A Note Balance                                       (98)    755,489,703.79
                                                                                             ---------------
      (99)   Line 97 less Line 98                                                     (99)    112,889,266.08
                                                                                             ---------------
      (100)  OC Level (Line 99 / Line 97)                                             (100)           13.00%
                                                                                             ---------------
      (101)  Ending Spread Balance as of a percentage
             of Aggregate Principal Balance (Line 96 / Line 97)                       (101)            3.00%
                                                                                             ---------------
      (102)  OC Percentage (Line 100 + Line 101)                                                              (102)           16.00%
                                                                                                                   -----------------
------------------------------------------------------------------------------------------------------------------------------------
IX.          AMOUNTS DUE TO CERTIFICATEHOLDER
------------------------------------------------------------------------------------------------------------------------------------


      (103)  Beginning of Period Class B Noteholder Balance                                                   (103)    71,483,716.36
      (104)  Funds Available to the Class B Noteholder                                                        (104)     8,161,370.31
      (105)  Remaining Balance to the Certificateholder                                                       (105)                -







      For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com




By:                         /s/ Mike Wilhelms
Name:                       Mike Wilhelms
Title:                      Sr. VP & Chief Financial Officer
Date:                       4-Sep-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

----------------------------------------------------
COLLECTION PERIOD BEGINNING:             08/01/2003         Original Pool Balance                                  $1,001,149,138.34
COLLECTION PERIOD ENDING:                08/31/2003
PREV. DISTRIBUTION/CLOSE DATE:           08/12/2003         Beginning of Period Pool Balance                          895,673,411.44
DISTRIBUTION DATE:                       09/12/2003         Principal Reduction during
                                                              preceding Collection Period                              27,294,441.57
DAYS OF INTEREST FOR PERIOD:                     31         End of Period Pool Balance                              $ 868,378,969.87
DAYS IN COLLECTION PERIOD:                       31
MONTHS SEASONED:                                  6
----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.   COLLECTION
     PERIOD
     NOTE
     BALANCE
     CALCULATION:     CLASS A-1      CLASS A-2-A     CLASS A-2-B     CLASS A-3        CLASS A-4         CLASS B          TOTAL
------------------------------------------------------------------------------------------------------------------------------------

 (1) Original
     Note
     Balance     (1)$200,000,000.00 $177,000,000.00 $100,000,000.00 $228,000,000.00 $206,000,000.00 $90,149,138.00 $1,001,149,138.00
                    ---------------------------------------------------------------------------------------------------------------
 (2) Beginning
     of
     Period
     Note
     Balance     (2)  68,235,867.95  177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  71,483,716.36    850,719,584.31

 (3) Note
     Principal
     Payments    (3)  23,746,164.16            0.00            0.00            0.00            0.00   8,161,370.31     31,907,534.47

 (4) Preliminary
     End of
     period Note
     Balance     (4)  44,489,703.79  177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  63,322,346.05    818,812,049.84
                    ----------------------------------------------------------------------------------------------------------------
 (5) Policy Claim
     Amount      (5)           0.00            0.00            0.00            0.00            0.00           0.00              0.00

 (6) End of
     period
     Note
     Balance     (6)  44,489,703.79  177,000,000.00  100,000,000.00  228,000,000.00  206,000,000.00  63,322,346.05    818,812,049.84
                    ================================================================================================================
 (7) Note Pool
     Factors
     (6) / (1)   (7)    22.2448519%    100.0000000%    100.0000000%    100.0000000%    100.0000000%    70.2417654%       81.7872202%
                    ================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
II.  NOTE
     INTEREST
     DISTRIBUTION
     AND
     CARRYOVER
     AMOUNT             CLASS A-1      CLASS A-2-A     CLASS A-2-B     CLASS A-3       CLASS A-4        CLASS B           TOTAL
------------------------------------------------------------------------------------------------------------------------------------

  (8)Note
     Interest
     Payments    (8)      73,448.33      234,525.00      103,333.33      255,233.33      260,761.67     476,558.11      1,403,859.77
  (9)Interest
     Carryover
      Amount     (9)           0.00            0.00            0.00            0.00            0.00           0.00              0.00



------------------------------------------------------------------------------------------------------------------------------------
III. DISTRIBUTION
     PER $1,000
     OF ORIGINAL
     BALANCE           CLASS A-1      CLASS A-2-A     CLASS A-2-B         CLASS A-3      CLASS A-4         CLASS B           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 (10)Principal
     Distri-
     bution      (10)        118.73            0.00            0.00            0.00            0.00          90.53            209.26

 (11)Interest
     Distri-
     bution      (11)          1.08            1.33            1.03            1.12            1.27           6.67             12.49
                             -------------------------------------------------------------------------------------------------------

 (12)Total
     Distribution
     (10) + (11) (12)        119.81            1.33            1.03            1.12            1.27          97.20            221.75

------------------------------------------------------------------------------------------------------------------------------------
IV.  SERVICING FEE PAID TO THE SERVICER
------------------------------------------------------------------------------------------------------------------------------------

    (13)  Base Servicing Fee Paid for the Prior Collection Period                                                     $ 1,679,387.65

    (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                                 435,375.59
                                                                                                                      --------------
    (15)  Total Fees Paid to the Servicer                                                                             $ 2,114,763.24

------------------------------------------------------------------------------------------------------------------------------------
V.   COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CUMULATIVE                      MONTHLY
                                                                                   -------------------------------------------------
    (16)  Original Number of Receivables                                       (16)          65,308
                                                                               --------------------  --------------   --------------
    (17)  Beginning of period number of Receivables                            (17)          61,683                           61,683

    (18)  Number of Subsequent Receivables Purchased                           (18)               0                                0

    (19)  Number of Receivables becoming Liquidated
          Receivables during period                                            (19)           1,282                              516

    (20)  Number of Receivables becoming Purchased
          Receivables during period                                            (20)               0                                0

    (21)  Number of Receivables paid off during period                         (21)           3,545                              686
                                                                               --------------------  ------------- -----------------
    (22)  End of period number of Receivables                                  (22)          60,481                           60,481
                                                                               --------------------  ------------- -----------------


------------------------------------------------------------------------------------------------------------------------------------
VI.  STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   -------------------------------------------------
                                                                                       ORIGINAL        PREV. MONTH       CURRENT
                                                                                   -------------------------------------------------
    (23)  Weighted Average APR of the Receivables                              (23)          17.64%         17.62%            17.62%
    (24)  Weighted Average Remaining Term of the Receivables                   (24)            58.8           54.2              53.2
    (25)  Weighted Average Original Term of Receivables                        (25)            65.7           65.8              65.8
    (26)  Average Receivable Balance                                           (26)         $15,330        $14,521           $14,358
    (27)  Aggregate Realized Losses                                            (27)              $0     $4,047,552        $4,981,518
                                                                                   -------------------------------------------------


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



---------------------------------------------------------------------------------------------------------------------------------
VII.           DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                -------------------------------------------------
               Receivables with Scheduled Payment delinquent                              UNITS       DOLLARS          PERCENTAGE
                                                                                -------------------------------------------------
    (28)                   31-60 days                                       (28)            3,298   $47,833,552             5.51%
    (29)                   61-90 days                                       (29)              926    12,919,005             1.49%
    (30)                   over 90 days                                     (30)              670     9,283,138             1.07%
                                                                                -------------------------------------------------
    (31)                   Receivables with Scheduled Payment
                           delinquent more than 30 days at end of period    (31)            4,894   $70,035,694             8.07%
                                                                                -------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
VIII.          NET LOSS RATE: (PRECEDING COLLECTION PERIOD)
---------------------------------------------------------------------------------------------------------------------------------
    (32)       Total Net Liquidation Losses for the
               preceding Collection Period                                                                 (32)      4,981,517.56
    (33)       Beginning of Period Pool Balance                                                            (33)    895,673,411.44
    (34)       Net Loss Rate                                                                               (34)             0.56%


---------------------------------------------------------------------------------------------------------------------------------
IX.            MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

---------------------------------------------------------------------------------------------------------------------------------
    (35)       Aggregrate Principal Balance of Receivables
               extended during the preceding collection period                                             (35)      9,576,906.34
    (36)       Beginning of Period Pool Balance                                                            (36)    895,673,411.44
    (37)       Monthly Extension Rate                                                                      (37)             1.07%


---------------------------------------------------------------------------------------------------------------------------------
X.             PERFORMANCE TESTS:
---------------------------------------------------------------------------------------------------------------------------------
               ------------------------------------------------------------------------------------------------------------------
               DELINQUENCY RATE

                  (38)     Receivables with Scheduled Payment delinquent
                           > 60 days at end of preceding collection
                           period ( 29 + 30 )                               (38)  $ 22,202,142.54
                                                                                -----------------
                  (39)     End of period Principal Balance                  (39)   868,378,969.87
                                                                                -----------------
                  (40)     Delinquency Ratio (38) divided by (39)                                          (40)             2.56%
                                                                                                                -----------------
                  (41)     Delinquency Rate Trigger Level for the
                           Preceding Collection Period                                                     (41)             5.50%
                                                                                                                -----------------
                  (42)     Preceding Collection Period Delinquency Rate
                           Compliance                                                                      (42)              PASS
                                                                                                                -----------------
               ------------------------------------------------------------------------------------------------------------------


               ------------------------------------------------------------------------------------------------------------------
               CUMULATIVE NET LOSS RATIO

                  (43)     Cumulative Net Losses incurred prior to the
                           Preceding Collection Period                      (43)     7,071,321.34
                                                                                -----------------
                  (44)     Net Loss incurred in Preceding Collection
                           Period                                           (44)     4,981,517.56
                                                                                 ----------------
                  (45)     Cumulative Net Losses                            (45)    12,052,838.90
                                                                                ------------------
                  (46)     Original Pool Balance                            (46)$1,001,149,138.34
                                                                                ------------------
                  (47)     Cumulative Net Loss Ratio ((45) / (46))                                         (47)             1.20%
                                                                                                               ------------------
                  (48)     Cumulative Net Loss Rate Trigger Level for
                           the Preceding Collection Period                                                 (48)             3.12%
                                                                                                               ------------------
                  (49)     Preceding Collection Period Cumulative Net
                           Loss Rate Compliance                                                            (49)              PASS
                                                                                                               ------------------

               ------------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------------
               AVERAGE MONTHLY EXTENSION RATE

                  (50)     Principal Balance of Receivables extended
                           during preceding Collection Period               (50)            1.07%
                                                                            ------------------------
                  (51)     Principal Balance of Receivables extended
                           during the Second Preceding Collection Period    (51)            1.00%
                                                                            ------------------------
                  (52)     Principal Balance of Receivables extended
                           during the Third Preceding Collection Period     (52)            0.85%
                                                                            ------------------------
                  (53)     Average Monthly Extension Rate
                          ((50) +(51) +(52)) / 3                                                           (53)             0.97%
                                                                                                               ------------------
                  (54)     Average Monthly Extension Rate Compliance
                           (Extension Rate Maximum = 4%)                                                   (54)              PASS
                                                                                                               ------------------
                 ----------------------------------------------------------------------------------------------------------------















For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:                         (S)/Mike Wilhelms
Name:                       Mike Wilhelms
Title:                      Sr. VP & Chief Financial Officer
Date:                       4-Sep-2003



                                        5